PROMISSORY NOTE


December 15, 2005

SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE DISTRIBUTED 1N THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT A PROPOSED TRANSFER OR SALE OF THESE SECURITIES DOES NOT AFFECT THE ORIGINAL SALE OF SECURITIES FROM THE COMPANY PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) OF THE ACT AND THE REGULATIONS THEREUNDER AND IS IN C0MPLIANCE WITH ALL APPLICABLE STATE 0R FEDERAL SECURITIES LAWS.


FOR VALUE RECEIVED, the undersigned, Boomers' Cultural Development Inc., (the "Company") hereby promises to pay on demand to the order of Bruce Ellsworth located at 1400-164 Street, # 74, Surrey, British Columbia, Canada, ("the Holder"), the principal sum of $5,000.00. In Consideration for this Note, Holder has funded to the Company the total amount of $5,000.00 (the "Loan"). Except as is provided in Section 2 hereof, payments shall be made in immediately available Canadian dollar funds on the day of payment.

     1.   There shall be no interest accrued for this loan.

          (a)  This Note is due and payable in one lump sum on demand.

          (b) The Company may pre-pay all or any portion of this Note at any time.

     2. The Company promises to pay all reasonable costs of collection, including, without limitation, all attorney's fees whether or not suit is filed or other legal action is instituted, incurred by the Holder in enforcing the performance of the Company's obligations under the Note. The prevailing party in any legal action or proceeding brought to enforce rights or obligations under the Note shall be entitled to collect costs and attorneys' fees and costs incurred in connection therewith.


     3. Unless otherwise specifically set forth in this Note, the Company and each surety, endorser, guarantor and other person liabile upon the Note waives (i) all notices, demands and presentment for payments, and (ii) all notices of non-payment, default, intention to accelerate, maturity, protest and dishonour.


     4. Upon the occurrence of any event of default hereunder which is not cured within the applicable grace period, if any, then Holder may, at its option, without notice or demand, except as provided in paragraph 2 above, pursue any rights, remedies and recourse it may have pursuant to the Note or at law or in equity. Holder's rights and remedies under this Note at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sold discretion of Holder and may be exercised as often as occasion therefore shall arise; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof or of any other right or remedy.

     5. All notices, demands, approvals and other communication provided for herein shall be in writing and may be delivered by personal delivery or by prepaid overnight courier service addressed to the intended recipient at the address specified below, or at such other address as may be specified in a written notice delivered in the manner provided herein. Any notice shall be deemed delivered upon actual receipt by the party to whom it is addressed after personal delivery or, otherwise, on the earlier of (i) the next day after the date on which it is given to a commercial overnight delivery service; or (ii) the date on which it is received.

              To the Holder:

              Bruce Ellsworth
              1400 -- 164 Street, # 94
              Surrey, B.C., Canada
              V3T 4S9

              To the Borrower:

              Boomers' Cultural Development, Inc.
              1453 Johnston Road, # 71524
              White Rock, B.C., Canada
              V4B 5J5

     6. The terms of this Note shall be governed and construed under the laws of the State of Nevada. Holder and the Company agree that, in the event that the Company breaches its obligations hereunder, any court located in the State of Nevada shall have jurisdiction to hear any suit, action or proceeding brought by Holder arising out of or in connection with such breach. The Company hereby acknowledges and irrevocably consents and submits to the jurisdiction of such courts in any such suit, action or preceeding. Service of process may be made against the Company either in person, wherever it may be found, or by notice as permitted herein to the address set forth herein.

     7. Time is of the essence with respect to every provision hereof. This Note shall inure to the benefit of Holder, its successors, heirs, representatives and assigns, and shall be binding on the Company, its successors and assigns.

     8. This Note may not be modified or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.


IN WHITNESS WHEREOF, this Note has been duly executed by the Company as of the 15th day of December, 2005.

By: /s/ Bruce Ellsworth
--------------------------
Name: Bruce Ellsworth
Title: President

                                   PROMISSORY NOTE


April 7, 2006

SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE DISTRIBUTED 1N THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT A PROPOSED TRANSFER OR SALE OF THESE SECURITIES DOES NOT AFFECT THE ORIGINAL SALE OF SECURITIES FROM THE COMPANY PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) OF THE ACT AND THE REGULATIONS THEREUNDER AND IS IN C0MPLIANCE WITH ALL APPLICABLE STATE 0R FEDERAL SECURITIES LAWS.


FOR VALUE RECEIVED, the undersigned, Boomers' Cultural Development Inc., (the "Company") hereby promises to pay on demand to the order of Bruce Ellsworth located at 1400-164 Street, # 74, Surrey, British Columbia, Canada, ("the Holder"), the principal sum of $5,000.00. In Consideration for this Note, Holder has funded to the Company the total amount of $5,000.00 (the "Loan"). Except as is provided in Section 2 hereof, payments shall be made in immediately available Canadian dollar funds on the day of payment.

     1.   There shall be no interest accrued for this loan.

          (a)  This Note is due and payable in one lump sum on demand.

          (b) The Company may pre-pay all or any portion of this Note at any time.

     2. The Company promises to pay all reasonable costs of collection, including, without limitation, all attorney's fees whether or not suit is filed or other legal action is instituted, incurred by the Holder in enforcing the performance of the Company's obligations under the Note. The prevailing party in any legal action or proceeding brought to enforce rights or obligations under the Note shall be entitled to collect costs and attorneys' fees and costs incurred in connection therewith.


     3. Unless otherwise specifically set forth in this Note, the Company and each surety, endorser, guarantor and other person liabile upon the Note waives (i) all notices, demands and presentment for payments, and (ii) all notices of non-payment, default, intention to accelerate, maturity, protest and dishonour.


     4. Upon the occurrence of any event of default hereunder which is not cured within the applicable grace period, if any, then Holder may, at its option, without notice or demand, except as provided in paragraph 2 above, pursue any rights, remedies and recourse it may have pursuant to the Note or at law or in equity. Holder's rights and remedies under this Note at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sold discretion of Holder and may be exercised as often as occasion therefore shall arise; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof or of any other right or remedy.

     5. All notices, demands, approvals and other communication provided for herein shall be in writing and may be delivered by personal delivery or by prepaid overnight courier service addressed to the intended recipient at the address specified below, or at such other address as may be specified in a written notice delivered in the manner provided herein. Any notice shall be deemed delivered upon actual receipt by the party to whom it is addressed after personal delivery or, otherwise, on the earlier of (i) the next day after the date on which it is given to a commercial overnight delivery service; or (ii) the date on which it is received.

              To the Holder:

              Bruce Ellsworth
              1400 -- 164 Street, # 94
              Surrey, B.C., Canada
              V3T 4S9

              To the Borrower:

              Boomers' Cultural Development, Inc.
              1453 Johnston Road, # 71524
              White Rock, B.C., Canada
              V4B 5J5

     6. The terms of this Note shall be governed and construed under the laws of the State of Nevada. Holder and the Company agree that, in the event that the Company breaches its obligations hereunder, any court located in the State of Nevada shall have jurisdiction to hear any suit, action or proceeding brought by Holder arising out of or in connection with such breach. The Company hereby acknowledges and irrevocably consents and submits to the jurisdiction of such courts in any such suit, action or preceeding. Service of process may be made against the Company either in person, wherever it may be found, or by notice as permitted herein to the address set forth herein.

     7. Time is of the essence with respect to every provision hereof. This Note shall inure to the benefit of Holder, its successors, heirs, representatives and assigns, and shall be binding on the Company, its successors and assigns.

     8. This Note may not be modified or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.


IN WHITNESS WHEREOF, this Note has been duly executed by the Company as of the 7th day of April, 2006.

By: /s/ Bruce Ellsworth
--------------------------
Name: Bruce Ellsworth
Title: President

                                   PROMISSORY NOTE


April 7, 2006

SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE DISTRIBUTED 1N THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT A PROPOSED TRANSFER OR SALE OF THESE SECURITIES DOES NOT AFFECT THE ORIGINAL SALE OF SECURITIES FROM THE COMPANY PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(2) OF THE ACT AND THE REGULATIONS THEREUNDER AND IS IN C0MPLIANCE WITH ALL APPLICABLE STATE 0R FEDERAL SECURITIES LAWS.


FOR VALUE RECEIVED, the undersigned, Boomers' Cultural Development Inc., (the "Company") hereby promises to pay on demand to the order of Bruce Ellsworth located at 1400-164 Street, # 74, Surrey, British Columbia, Canada, ("the Holder"), the principal sum of $1,000.00. In Consideration for this Note, Holder has funded to the Company the total amount of $1,000.00 (the "Loan"). Except as is provided in Section 2 hereof, payments shall be made in immediately available Canadian dollar funds on the day of payment.

     1.   There shall be no interest accrued for this loan.

          (a)  This Note is due and payable in one lump sum on demand.

          (b) The Company may pre-pay all or any portion of this Note at any time.

     2. The Company promises to pay all reasonable costs of collection, including, without limitation, all attorney's fees whether or not suit is filed or other legal action is instituted, incurred by the Holder in enforcing the performance of the Company's obligations under the Note. The prevailing party in any legal action or proceeding brought to enforce rights or obligations under the Note shall be entitled to collect costs and attorneys' fees and costs incurred in connection therewith.


     3. Unless otherwise specifically set forth in this Note, the Company and each surety, endorser, guarantor and other person liabile upon the Note waives (i) all notices, demands and presentment for payments, and (ii) all notices of non-payment, default, intention to accelerate, maturity, protest and dishonour.


     4. Upon the occurrence of any event of default hereunder which is not cured within the applicable grace period, if any, then Holder may, at its option, without notice or demand, except as provided in paragraph 2 above, pursue any rights, remedies and recourse it may have pursuant to the Note or at law or in equity. Holder's rights and remedies under this Note at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sold discretion of Holder and may be exercised as often as occasion therefore shall arise; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof or of any other right or remedy.

     5. All notices, demands, approvals and other communication provided for herein shall be in writing and may be delivered by personal delivery or by prepaid overnight courier service addressed to the intended recipient at the address specified below, or at such other address as may be specified in a written notice delivered in the manner provided herein. Any notice shall be deemed delivered upon actual receipt by the party to whom it is addressed after personal delivery or, otherwise, on the earlier of (i) the next day after the date on which it is given to a commercial overnight delivery service; or (ii) the date on which it is received.

              To the Holder:

              Bruce Ellsworth
              1400 -- 164 Street, # 94
              Surrey, B.C., Canada
              V3T 4S9

              To the Borrower:

              Boomers' Cultural Development, Inc.
              1453 Johnston Road, # 71524
              White Rock, B.C., Canada
              V4B 5J5

     6. The terms of this Note shall be governed and construed under the laws of the State of Nevada. Holder and the Company agree that, in the event that the Company breaches its obligations hereunder, any court located in the State of Nevada shall have jurisdiction to hear any suit, action or proceeding brought by Holder arising out of or in connection with such breach. The Company hereby acknowledges and irrevocably consents and submits to the jurisdiction of such courts in any such suit, action or preceeding. Service of process may be made against the Company either in person, wherever it may be found, or by notice as permitted herein to the address set forth herein.

     7. Time is of the essence with respect to every provision hereof. This Note shall inure to the benefit of Holder, its successors, heirs, representatives and assigns, and shall be binding on the Company, its successors and assigns.

     8. This Note may not be modified or terminated orally but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.


IN WHITNESS WHEREOF, this Note has been duly executed by the Company as of the 7th day of April, 2006.

By: /s/ Bruce Ellsworth
--------------------------
Name: Bruce Ellsworth
Title: President